           TRUST AGREEMENT MADE THE 27TH DAY OF MARCH, 1998, BY AND BETWEEN SODEXHO MARRIOTT SERVICES, INC., A DELAWARE CORPORATION, AND BANKERS TRUST COMPANY, A NEW YORK BANKING CORPORATION.

                              W I T N E S S E T H:

           WHEREAS, IN CONJUNCTION WITH THE CORPORATE REORGANIZATION ON MARCH 27, 1998, MARRIOTT INTERNATIONAL, INC. WILL CHANGE ITS NAME TO SODEXHO MARRIOTT SERVICES, INC., AND THAT THE MARRIOTT INTERNATIONAL, INC. EMPLOYEES' PROFIT SHARING, RETIREMENT AND SAVINGS PLAN AND TRUST ("MARRIOTT PLAN") WILL BE UTILIZED BY NEW MARRIOTT MI, INC. (TO BE RENAMED "MARRIOTT INTERNATIONAL, INC."); AND
           WHEREAS, A PORTION OF THE MARRIOTT PLAN WILL BE SPUN-OFF INTO A NEW PLAN SPONSORED BY SODEXHO MARRIOTT SERVICES, INC., WHICH WILL BE CALLED THE SODEXHO MARRIOTT SERVICES, INC. 401(K) EMPLOYEES' RETIREMENT SAVINGS PLAN AND TRUST; AND

           WHEREAS, SODEXHO MARRIOTT SERVICES, INC. WISHES TO ESTABLISH A TRUST TO SERVE AS A FUNDING MEDIUM FOR THE PLAN; AND

           WHEREAS, BANKERS TRUST COMPANY IS WILLING TO ACT AS TRUSTEE OF SUCH TRUST UPON ALL OF THE TERMS AND CONDITIONS HEREINAFTER SET FORTH.

           NOW, THEREFORE, SODEXHO MARRIOTT SERVICES, INC. AND BANKERS TRUST COMPANY DECLARE AND AGREE THAT BANKERS TRUST COMPANY WILL RECEIVE, HOLD AND ADMINISTER ALL SUMS OF MONEY AND SUCH OTHER PROPERTY ACCEPTABLE TO BANKERS TRUST COMPANY AS SHALL FROM TIME TO TIME BE CONTRIBUTED, PAID OR DELIVERED TO IT HEREUNDER, IN TRUST, UPON ALL OF THE FOLLOWING TERMS AND CONDITIONS:

                                    ARTICLE I
                           TITLE-PURPOSE-POLICY-EFFECT

           1.1. NAME. THE TRUST ESTABLISHED HEREUNDER SHALL BE KNOWN AS THE SODEXHO MARRIOTT SERVICES, INC. 401(K) EMPLOYEES' RETIREMENT SAVINGS PLAN TRUST, HEREINAFTER REFERRED TO AS THE "TRUST".

           1.2. DEFINITIONS. WHERE USED IN THIS TRUST AGREEMENT, UNLESS THE CONTEXT OTHERWISE REQUIRES OR UNLESS OTHERWISE EXPRESSLY PROVIDED:

                  (A) "ACCOUNT PARTY" SHALL MEAN THE PERSON DESIGNATED BY THE COMPANY TO REPRESENT THE COMPANY FOR THIS PURPOSE, THE ADMINISTRATIVE COMMITTEE AND ANY PERSON TO WHOM THE TRUSTEE SHALL BE INSTRUCTED BY THE ADMINISTRATIVE COMMITTEE TO DELIVER ITS ANNUAL OR OTHER PERIODIC ACCOUNT UNDER SECTION 8.2 OR SECTION 8.3, EXCEPT, THAT WITH RESPECT TO ANY FILINGS, NOTICES, REPORTS OR ACCOUNTINGS REQUIRED TO BE GIVEN UNDER THE GENERAL TRUST, "ACCOUNT PARTY" SHALL BE LIMITED TO THAT OFFICER DESIGNATED HEREIN TO REPRESENT THE COMPANY.
                  (B) "ACCOUNTING PERIOD" SHALL MEAN THE TWELVE CONSECUTIVE MONTH PERIOD COMMENCING ON JANUARY 1ST OF EACH YEAR AND ENDING ON THE FRIDAY CLOSEST TO DECEMBER 31ST , EXCEPT FOR THE INITIAL PLAN YEAR BEGINNING MARCH 27TH AND ENDING ON JANUARY 1, 1999 AND THE FINAL PLAN YEAR IN WHICH THE TRUSTEE CEASES TO ACT AS TRUSTEE FOR ANY REASON.
                  (C) "ADMINISTRATIVE COMMITTEE" SHALL MEAN THE COMMITTEE OR OTHER PERSON RESPONSIBLE FOR BENEFIT ADMINISTRATION UNDER THE PLAN AS DESIGNATED BY THE COMPANY, INCLUDING ANY REPRESENTATIVE (DESIGNATED IN WRITING AS SUCH) OR DESIGNEE THEREOF AUTHORIZED TO ACT ON BEHALF OF SUCH COMMITTEE.

                   (D) "AFFILIATED EMPLOYER" SHALL MEAN THE COMPANY AND ANY CORPORATION WHICH IS A MEMBER OF A CONTROLLED GROUP OF CORPORATIONS (AS DEFINED IN SECTION 414(B) OF THE CODE) WHICH INCLUDES THE COMPANY; ANY TRADE OR BUSINESS (WHETHER OR NOT INCORPORATED) WHICH IS UNDER COMMON CONTROL (AS DEFINED IN SECTION 414(C) OF THE CODE) WITH THE COMPANY; ANY ORGANIZATION (WHETHER OR NOT INCORPORATED) WHICH IS A MEMBER OF AN AFFILIATED SERVICE GROUP (AS DEFINED IN SECTION 414(M) OF THE CODE) WHICH INCLUDES THE COMPANY; AND ANY OTHER ENTITY REQUIRED TO BE AGGREGATED WITH THE COMPANY PURSUANT TO SECTION 414(O) OF THE CODE.
                  (E) "AGREEMENT" SHALL MEAN ALL OF THE PROVISIONS OF THIS INSTRUMENT AND OF ALL OTHER WRITTEN INSTRUMENTS AMENDATORY HEREOF.
                  (F) "ASSET MANAGER" SHALL MEAN THE TRUSTEE (OTHER THAN FOR PURPOSES OF ARTICLE VI), THE COMPANY, ADMINISTRATIVE COMMITTEE OR INVESTMENT MANAGER, INDIVIDUALLY OR COLLECTIVELY AS THE CONTEXT SHALL REQUIRE, WITH RESPECT TO THOSE ASSETS HELD IN ANY INVESTMENT FUND ESTABLISHED HEREUNDER OVER WHICH IT EXERCISES, OR TO THE EXTENT IT IS AUTHORIZED TO EXERCISE, DISCRETIONARY INVESTMENT AUTHORITY OR CONTROL.
                  (G) "BANK BUSINESS DAY" SHALL MEAN A DAY ON WHICH THE TRUSTEE IS OPEN FOR BUSINESS.
                  (H) "BANKERS" SHALL MEAN BANKERS TRUST COMPANY.
                  (I) "BOARD OF DIRECTORS" SHALL MEAN THE BOARD OF DIRECTORS OF THE COMPANY.
                  (J) "CODE" SHALL MEAN THE INTERNAL REVENUE CODE OF 1986, AS AMENDED FROM TIME TO TIME, AND REGULATIONS ISSUED THEREUNDER.
                  (K) "COMMON STOCK FUND" SHALL MEAN COLLECTIVELY AN INVESTMENT FUND CONSISTING OF COMMON STOCK OF SODEXHO MARRIOTT SERVICES, INC.

                   (L) "COMPANY" SHALL MEAN SODEXHO MARRIOTT SERVICES, INC., A CORPORATION, WITH ITS PRINCIPAL OFFICE IN THE STATE OF MARYLAND, WHICH ASSUMES THE OBLIGATIONS OF THE PLAN WITH RESPECT TO ITS EMPLOYEES, AND ANY AFFILIATED EMPLOYER WHICH ADOPTS THE PLAN. IF MORE THAN ONE CORPORATION SHALL BECOME A COMPANY HEREUNDER, THEN, UNLESS THE CONTEXT OTHERWISE REQUIRES, WHENEVER ANY ACT OF THE COMPANY IS REQUIRED OR PERMITTED HEREUNDER, SUCH ACT SHALL BE DEEMED TO HAVE BEEN TAKEN OR PERFORMED IF TAKEN OR PERFORMED BY THE COMPANY FIRST NAMED ABOVE. NOTWITHSTANDING THE FOREGOING, PRIOR TO MARCH 27, 1998, COMPANY MEANS MARRIOTT INTERNATIONAL, INC. AND ANY AFFILIATED EMPLOYER OF MARRIOTT INTERNATIONAL, INC. THAT ELECTED TO JOIN THE PLAN.
                  (M) "COMPANY STOCK" SHALL MEAN THE COMMON STOCK OF THE
         COMPANY.
                  (N) "DIRECTED FUND" SHALL MEAN ANY INVESTMENT FUND, OR PART THEREOF, SUBJECT TO THE DISCRETIONARY MANAGEMENT AND CONTROL OF THE COMPANY OR ADMINISTRATIVE COMMITTEE OR ANY INVESTMENT MANAGER, OTHER THAN THE TRUSTEE.
                  (O) "DISCRETIONARY FUND" SHALL MEAN ANY INVESTMENT FUND, OR PART THEREOF, SUBJECT TO THE DISCRETIONARY MANAGEMENT AND CONTROL OF THE TRUSTEE.
                  (P) "ERISA" SHALL MEAN THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED FROM TIME TO TIME.
                  (Q) "GENERAL TRUST" SHALL MEAN THE BT PYRAMID TRUST CREATED
         BY BANKERS TRUST COMPANY UNDER DECLARATION OF TRUST EFFECTIVE
         JUNE 30, 1991, AS HERETOFORE OR HEREAFTER AMENDED.
                  (R) "INSURANCE CONTRACT" SHALL MEAN ANY CONTRACT OR POLICY (INCLUDING ANY ANNUITY CONTRACT) OF ANY KIND ISSUED BY AN INSURANCE COMPANY, WHETHER OR NOT PROVIDING FOR THE ALLOCATION OF AMOUNTS RECEIVED BY THE INSURANCE COMPANY THEREUNDER SOLELY TO THE GENERAL ACCOUNT OR SOLELY TO ONE OR MORE SEPARATE ACCOUNTS (INCLUDING SEPARATE ACCOUNTS MAINTAINED FOR THE COLLECTIVE INVESTMENT OF QUALIFIED RETIREMENT PLANS), OR A COMBINATION THEREOF, AND WHETHER OR NOT ANY SUCH ALLOCATION MAY BE MADE IN THE DISCRETION OF THE INSURANCE COMPANY.

                  (S) "INVESTMENT FUND" SHALL MEAN EACH POOL OF ASSETS ESTABLISHED FOR INVESTMENT PURPOSES PURSUANT TO SECTION 5.1 IN THE TRUST IN WHICH THE PLAN HAS AN INTEREST DURING AN ACCOUNTING PERIOD. THE TERM SHALL ALSO INCLUDE FOR ALL PURPOSES HEREOF ANY SUB-FUND OR ACCOUNT INTO WHICH AN INVESTMENT FUND SHALL BE DIVIDED FROM TIME TO TIME AT THE DIRECTION OF THE COMPANY OR THE ADMINISTRATIVE COMMITTEE.
                  (T) "INVESTMENT MANAGER" SHALL MEAN A BANK, INSURANCE COMPANY OR INVESTMENT ADVISER SATISFYING THE REQUIREMENTS OF SECTION 3(38) OF ERISA.
                  (U) "INVESTMENT VEHICLE" SHALL MEAN ANY COMMON, COLLECTIVE OR COMMINGLED TRUST (OTHER THAN THE GENERAL TRUST OR AN INVESTMENT FUND), INVESTMENT COMPANY, CORPORATION FUNCTIONING AS AN INVESTMENT INTERMEDIARY, INSURANCE CONTRACT, PARTNERSHIP, JOINT VENTURE OR OTHER ENTITY OR ARRANGEMENT TO WHICH, OR PURSUANT TO WHICH, ASSETS OF AN INVESTMENT FUND WITHIN THE TRUST MAY BE TRANSFERRED OR IN WHICH THE TRUST HAS AN INTEREST, BENEFICIAL OR OTHERWISE (WHETHER OR NOT THE UNDERLYING ASSETS THEREOF ARE DEEMED TO CONSTITUTE "PLAN ASSETS" FOR ANY PURPOSE UNDER ERISA).
                  (V) "MARRIOTT STOCK" SHALL MEAN THE COMMON STOCK OF MARRIOTT INTERNATIONAL, INC.
                  (W) "MARRIOTT STOCK FUND" SHALL MEAN THE INVESTMENT FUND CONSISTING OF COMMON STOCK OF MARRIOTT INTERNATIONAL, INC.
                  (X) "NAMED FIDUCIARY" SHALL MEAN THE PERSON OR ITS DESIGNEE WITH RESPECT TO THE PLAN, WHO, WITHIN THE MEANING OF SECTION 402(A)(2), 402(C)(3) OR 403(A)(1) OF ERISA, HAS THE AUTHORITY TO PERFORM THE SEPARATE FUNCTIONS ALLOCATED TO THAT "NAMED FIDUCIARY" UNDER THIS AGREEMENT. UNLESS OTHERWISE SPECIFICALLY PROVIDED TO THE CONTRARY, ANY REFERENCE TO THE NAMED FIDUCIARY HEREIN SHALL MEAN THE ADMINISTRATIVE COMMITTEE APPOINTED PURSUANT TO THE PLAN.

                  (Y) "PLAN" SHALL MEAN THE SODEXHO MARRIOTT SERVICES, INC. 401(K) EMPLOYEES' RETIREMENT SAVINGS PLAN.
                  (Z) "PERSON" SHALL MEAN A NATURAL PERSON, TRUST, ESTATE, CORPORATION OF ANY KIND OR PURPOSE, MUTUAL COMPANY,
         JOINT-STOCK COMPANY, UNINCORPORATED ORGANIZATION, ASSOCIATION, PARTNERSHIP, JOINT VENTURE, EMPLOYEE ORGANIZATION, COMMITTEE, BOARD, PARTICIPANT, BENEFICIARY, TRUSTEE, PARTNER, OR VENTURER ACTING IN AN INDIVIDUAL, FIDUCIARY OR REPRESENTATIVE CAPACITY, AS THE CONTEXT MAY REQUIRE.
                  (AA)   "SECTION" SHALL MEAN ANY SECTION OF THIS AGREEMENT.
                  (BB) "TRUST FUND" SHALL MEAN ALL CASH AND OTHER PROPERTY OF THE PLAN WHICH IS CONTRIBUTED, PAID OR DELIVERED TO THE TRUSTEE HEREUNDER, ALL INVESTMENTS MADE THEREWITH AND PROCEEDS THEREOF AND ALL EARNINGS AND PROFITS THEREON, LESS PAYMENTS, TRANSFERS OR OTHER DISTRIBUTIONS WHICH, AT THE TIME OF REFERENCE, SHALL HAVE BEEN MADE BY THE TRUSTEE, AS AUTHORIZED HEREIN. THE TRUST FUND SHALL INCLUDE EACH INVESTMENT FUND AND ALL EVIDENCES OF OWNERSHIP, INTEREST OR PARTICIPATION IN AN INVESTMENT VEHICLE, BUT SHALL NOT, SOLELY BY REASON OF THE TRUST FUND'S INVESTMENT THEREIN, BE DEEMED TO INCLUDE ANY ASSETS OF SUCH INVESTMENT VEHICLE.
                  (CC) "TRUSTEE" SHALL MEAN BANKERS TRUST COMPANY, AS TRUSTEE OF THE TRUST.
                  (DD) "VALUATION DATE" SHALL MEAN THE END OF EACH BANK BUSINESS DAY. THE PLURAL OF ANY TERM SHALL HAVE A MEANING CORRESPONDING TO THE SINGULAR THEREOF AS SO DEFINED AND ANY NEUTER PRONOUN USED HEREIN SHALL INCLUDE THE MASCULINE OR FEMININE, AS THE CONTEXT
         MAY REQUIRE.
           1.3. PURPOSE. THE TRUST IS ESTABLISHED TO FUND THE BENEFITS PAYABLE TO PARTICIPANTS AND THEIR BENEFICIARIES UNDER THE PLAN.

           1.4. EXCLUSIVE BENEFIT. EXCEPT AS MAY OTHERWISE BE PERMITTED BY LAW AND THE TERMS OF THE PLAN, AT NO TIME PRIOR TO THE SATISFACTION OF ALL LIABILITIES WITH RESPECT TO PARTICIPANTS AND THEIR BENEFICIARIES UNDER THE PLAN SHALL ANY PART OF THE PLAN BE USED FOR, OR DIVERTED TO, ANY PURPOSES OTHER THAN FOR THE EXCLUSIVE BENEFIT OF SUCH PARTICIPANTS AND THEIR BENEFICIARIES, AND FOR DEFRAYING THE REASONABLE EXPENSES OF ADMINISTERING SUCH PLAN.
           1.5. EFFECT. NO DUTIES OR OBLIGATIONS SHALL BE IMPOSED UPON THE TRUSTEE WITH RESPECT TO THE FUND BY THE PLAN OR ANY OTHER INSTRUMENT TO WHICH THE TRUSTEE IS NOT A PARTY, UNLESS THEY HAVE BEEN SPECIFICALLY UNDERTAKEN BY THE TRUSTEE BY THE EXPRESS TERMS OF THIS AGREEMENT.
           1.6. DOMESTIC TRUST. THE TRUST SHALL AT ALL TIMES BE MAINTAINED AS A DOMESTIC TRUST IN THE UNITED STATES.
           1.7. TRUSTEE NOT RESPONSIBLE FOR ENFORCING CONTRIBUTIONS OR FOR SUFFICIENCY. THE TRUSTEE SHALL HAVE NO RESPONSIBILITY FOR ENFORCING PAYMENT OF ANY CONTRIBUTION TO THE PLAN, FOR THE TIMING OR AMOUNT THEREOF, OR FOR THE ADEQUACY OF THE TRUST FUND OR TO MEET OR DISCHARGE ANY OR OTHER LIABILITIES OF SUCH PLAN.

                                   ARTICLE II
                                   VALUATIONS

           2.1. VALUATIONS. THE TRUSTEE SHALL DETERMINE THE VALUE OF THE ASSETS OF THE TRUST FUND AND EACH INVESTMENT FUND AS OF EACH VALUATION DATE. ASSETS WILL BE VALUED AT THEIR MARKET VALUES AT THE CLOSE OF BUSINESS ON THE VALUATION DATE, OR, IN THE ABSENCE OF READILY ASCERTAINABLE MARKET VALUES, AT SUCH VALUES AS THE TRUSTEE SHALL DETERMINE IN ACCORDANCE WITH METHODS CONSISTENTLY FOLLOWED AND UNIFORMLY APPLIED. ANYTHING IN THIS AGREEMENT TO THE CONTRARY NOTWITHSTANDING, WITH RESPECT TO ASSETS CONSTITUTING PART OF A DIRECTED FUND, THE TRUSTEE MAY RELY FOR ALL PURPOSES OF THIS AGREEMENT ON THE LATEST VALUATION AND TRANSACTION INFORMATION SUBMITTED TO IT BY THE PERSON RESPONSIBLE FOR THE INVESTMENT OF SUCH ASSETS EVEN IF SUCH INFORMATION PREDATES THE VALUATION DATE. THE NAMED FIDUCIARY WILL CAUSE SUCH PERSON TO PROVIDE THE TRUSTEE WITH ALL INFORMATION NEEDED BY THE TRUSTEE TO DISCHARGE ITS OBLIGATIONS TO VALUE SUCH ASSETS AND TO ACCOUNT UNDER THIS AGREEMENT.
           2.2. PARTICIPANT RECORDS AND ACCOUNTS. THE PLAN IS A DEFINED CONTRIBUTION PLAN WITH RESPECT TO WHICH ONE OR MORE PARTICIPANT ACCOUNTS ARE MAINTAINED IN ACCORDANCE WITH THE PROVISIONS OF THE PLAN. EXCEPT AS THE PARTIES MAY OTHERWISE AGREE IN WRITING, THE TRUSTEE SHALL NOT BE REQUIRED TO MAINTAIN THE SEPARATE RECORDS OR ACCOUNTS WITH RESPECT TO ANY PARTICIPANT OF THE PLAN.

                                   ARTICLE III
                             ADMINISTRATION OF PLAN

           3.1. PAYMENT OF BENEFITS. ON THE DIRECTION OF THE ADMINISTRATIVE COMMITTEE, THE TRUSTEE SHALL PAY MONIES AND/OR COMPANY STOCK AND/OR MARRIOTT STOCK OUT OF THE PLAN DIRECTLY TO OR FOR THE BENEFIT OF PARTICIPANTS IN SUCH PLAN OR, THEIR BENEFICIARIES, OR TO AN INSURANCE COMPANY TO PROVIDE FOR THE PAYMENT OF SUCH BENEFITS BY THE PURCHASE OF AN INSURANCE CONTRACT, OR TO A PAYING OR DISBURSING AGENT (WHICH MAY BE THE ADMINISTRATIVE COMMITTEE). ANY ASSETS DISBURSED OR PAID OVER BY THE TRUSTEE PURSUANT TO THIS SECTION 3.1 SHALL NO LONGER BE PART OF THE TRUST FUND.
           3.2. RELIANCE ON ADMINISTRATIVE COMMITTEE. THE TRUSTEE SHALL CHARGE THE DISTRIBUTION SET FORTH IN SECTION 3.1 AGAINST THE PLAN AS THE ADMINISTRATIVE COMMITTEE SHALL DIRECT. EACH DIRECTION TO THE TRUSTEE UNDER SECTION 3.1 SHALL CONSTITUTE A CERTIFICATION BY THE ADMINISTRATIVE COMMITTEE THAT SUCH DIRECTION IS IN ACCORDANCE WITH APPLICABLE LAW, THE TERMS OF THE PLAN AND THE TERMS OF THIS AGREEMENT, AND THE TRUSTEE SHALL HAVE NO DUTY TO MAKE ANY INDEPENDENT INQUIRY OR INVESTIGATION AS TO ANY OF THE FOREGOING BEFORE ACTING UPON SUCH DIRECTION.
           3.3. TRUSTEE NOT RESPONSIBLE FOR PLAN ADMINISTRATION. WITH REGARD TO ANY INSURANCE CONTRACT WHICH IT IS DIRECTED TO PURCHASE THE TRUSTEE SHALL NOT BE RESPONSIBLE UNDER THIS AGREEMENT, OR OTHERWISE, IN ANY WAY RESPECTING THE DETERMINATION, COMPUTATION, PAYMENT OR APPLICATION OF ANY BENEFIT, FOR THE FORM, TERMS, PAYMENT PROVISIONS OR ISSUER TO PROVIDE FOR THE PAYMENT OF BENEFITS UNDER THE PLAN, OR FOR PERFORMING ANY FUNCTIONS UNDER ANY SUCH INSURANCE CONTRACT WHICH IT MAY BE DIRECTED TO PURCHASE AND/OR HOLD AS CONTRACT HOLDER THEREUNDER (OTHER THAN THE EXECUTION OF ANY DOCUMENTS INCIDENTAL THERETO AND TRANSFER OR RECEIPT OF FUNDS THEREUNDER), OR FOR ANY OTHER MATTER AFFECTING THE ADMINISTRATION OF THE PLAN, BY THE COMPANY OR THE ADMINISTRATIVE COMMITTEE OR ANY OTHER PERSON TO WHOM SUCH RESPONSIBILITY IS ALLOCATED OR DELEGATED PURSUANT TO THE TERMS OF THE PLAN.

                                   ARTICLE IV
                           INVESTMENT OF TRUST ASSETS

           4.1. ASSET MANAGERS. TO THE EXTENT ASSETS ARE HELD IN CUSTODY AT BANKERS, THE RESPONSIBILITY FOR THE SAFEKEEPING OF THE TRUST FUND SHALL BE VESTED IN THE TRUSTEE, SUBJECT TO THE TERMS OF THIS AGREEMENT. DISCRETIONARY AUTHORITY FOR THE MANAGEMENT AND CONTROL OF ASSETS OF A THE PLAN FROM TIME TO TIME HELD IN THE TRUST FUND MAY BE RETAINED, ALLOCATED OR DELEGATED, AS THE CASE MAY BE, FOR ONE OR MORE PURPOSES, TO AND AMONG THE ASSET MANAGERS SELECTED BY THE NAMED FIDUCIARY, IN ITS ABSOLUTE DISCRETION. THE TERMS AND CONDITIONS OF APPOINTMENT, AUTHORITY AND RETENTION OF ANY ASSET MANAGER SHALL BE THE SOLE RESPONSIBILITY OF THE NAMED FIDUCIARY. THE NAMED FIDUCIARY SHALL PROMPTLY NOTIFY THE TRUSTEE IN WRITING OF THE APPOINTMENT OR REMOVAL OF AN ASSET MANAGER. ANY NOTICE OF APPOINTMENT PURSUANT TO THIS SECTION 4.1 SHALL CONSTITUTE A REPRESENTATION AND WARRANTY THAT THE ASSET MANAGER HAS BEEN APPOINTED IN ACCORDANCE WITH THE PROVISIONS OF THE PLAN AND THAT ANY ASSET MANAGER (OTHER THAN THE TRUSTEE OR THE NAMED FIDUCIARY) IS INTENDED TO BE AN INVESTMENT MANAGER.
           4.2. INVESTMENT DISCRETION. SUBJECT TO SECTION 5.1, THE ASSETS OF THE TRUST SHALL BE INVESTED AND REINVESTED, WITHOUT DISTINCTION BETWEEN PRINCIPAL AND INCOME, AT SUCH TIME OR TIMES IN SUCH INVESTMENTS AND PURSUANT TO SUCH INVESTMENT STRATEGIES OR COURSES OF ACTION AND IN SUCH SHARES AND PROPORTIONS, AS THE ASSET MANAGERS, IN THEIR SOLE DISCRETION, SHALL DEEM ADVISABLE.

           4.3. LIMITATIONS ON INVESTMENT DISCRETION. IN ADDITION TO THE LIMITATIONS IMPOSED BY SECTION 5.1, THE NAMED FIDUCIARY MAY LIMIT, RESTRICT OR IMPOSE GUIDELINES AFFECTING THE EXERCISE OF THE DISCRETION CONFERRED ON ANY ASSET MANAGER. ANY LIMITATIONS, RESTRICTIONS OR GUIDELINES APPLICABLE TO THE TRUSTEE, AS AN ASSET MANAGER, SHALL BE COMMUNICATED IN WRITING TO THE TRUSTEE. THE TRUSTEE SHALL HAVE NO RESPONSIBILITY WITH RESPECT TO THE FORMULATION OF ANY FUNDING POLICY OR ANY INVESTMENT OR DIVERSIFICATION POLICIES EMBODIED THEREIN. THE NAMED FIDUCIARY SHALL BE RESPONSIBLE FOR COMMUNICATING, AND MONITORING ADHERENCE TO, ANY LIMITATIONS OR GUIDELINES IMPOSED ON ANY ASSET MANAGER BY
SECTION 5.1 OR SECTION 7.3 OR THE GUIDELINES DESCRIBED ABOVE.
           4.4. RESPONSIBILITY FOR DIVERSIFICATION. THE NAMED FIDUCIARY SHALL BE RESPONSIBLE FOR DETERMINING THE DIVERSIFICATION POLICY (IF REQUIRED) OF THE TRUST FUND, FOR MONITORING ADHERENCE BY THE ASSET MANAGERS TO SUCH POLICY, AND FOR ADVISING THE ASSET MANAGERS WITH RESPECT TO LIMITATIONS ON COMPANY OR OTHER SECURITIES OR PROPERTY CONTAINED IN THE PLAN OR IMPOSED ON SUCH PLAN BY APPLICABLE LAW OR BY THE NAMED FIDUCIARY.

                                    ARTICLE V
                     INVESTMENT FUNDS WITHIN THE TRUST FUND

           5.1. PARTICIPATING INVESTMENT FUNDS. THE INTEREST OF THE PLAN IN THE TRUST FUND SHALL BE ALLOCATED, HELD AND INVESTED IN ONE OR MORE INVESTMENT FUNDS ESTABLISHED HEREUNDER BY THE COMPANY IN ACCORDANCE WITH THE TERMS OF THE PLAN. THE ALLOCATION OF ASSETS AMONG THE INVESTMENT FUNDS SHALL BE DETERMINED BY THE COMPANY OR ITS DESIGNATED REPRESENTATIVE IN ACCORDANCE WITH THE ELECTIONS OF PARTICIPANTS AND BENEFICIARIES WHO DIRECT THEIR ACCOUNTS. AS OF THE DATE HEREOF, THE TRUST FUND SHALL BE HELD AND INVESTED IN THE INVESTMENT FUNDS LISTED AND DESCRIBED IN APPENDIX A ATTACHED HERETO. THE COMPANY, TO THE EXTENT PERMITTED BY THE PLAN, MAY ESTABLISH ADDITIONAL INVESTMENT FUNDS, OR FREEZE, TERMINATE OR MODIFY THE LIST OF AVAILABLE INVESTMENT FUNDS. THE INCOME OF EACH INVESTMENT FUND SHALL BE ACCUMULATED AND REINVESTED IN SUCH FUND. TO THE EXTENT THAT ANY CASH SHALL BE ALLOCATED TO THE COMMON STOCK FUND, THE TRUSTEE SHALL REGULARLY PURCHASE COMPANY STOCK ON THE OPEN MARKET OR, IF THE PLAN SO PROVIDES, FROM THE COMPANY OR IN PRIVATE TRANSACTIONS, IN ACCORDANCE WITH A NON-DISCRETIONARY PURCHASING PROGRAM.
           THE TRUSTEE SHALL TRANSFER FOR INVESTMENT CASH BALANCES RECEIVED IN ACCORDANCE WITH APPENDIX B HERETO. TRUSTEE SHALL HAVE NO AUTHORITY OR RESPONSIBILITY TO INVEST OR REINVEST CASH BALANCES OF ANY DIRECTED FUND IN THE GENERAL TRUST OR OTHERWISE PURSUANT TO THIS AGREEMENT UNLESS AND UNTIL IT RECEIVES APPROPRIATE DIRECTION FROM THE ASSET MANAGER. CASH BALANCES (INCLUDING INTERIM INVESTMENT THEREOF) IN THE COMMON STOCK FUND AND THE MARRIOTT STOCK FUND SHALL BE LIMITED TO THE ADMINISTRATIVE NEEDS OF SUCH INVESTMENT FUND. FOR THE PURPOSE OF THIS SECTION 5.1 AND SECTION 5.2., "ADMINISTRATIVE NEEDS" SHALL MEAN NEEDS CONSISTENT WITH THE TRUSTEE'S IMPLEMENTATION OF THE REGULAR PURCHASING PROGRAM DESCRIBED HEREIN FOR THE COMMON STOCK FUND AND ANTICIPATED DISTRIBUTIONS FROM EACH SUCH INVESTMENT FUND AND TRANSFERS AMONG THE INVESTMENT FUNDS AT THE ELECTION OF PARTICIPANTS. ANY INVESTMENT LIMITATION AFFECTING COMPANY SECURITIES SHALL NOT BE APPLICABLE TO THE EXTENT ANY INVESTMENT FUND IS INVESTED IN UNITS OF THE GENERAL TRUST.

           5.2. THE COMPANY STOCK FUND. NOTWITHSTANDING THE POWERS CONFERRED ON THE TRUSTEE IN THIS AGREEMENT, THE TRUSTEE SHALL, REGARDLESS OF MARKET FLUCTUATIONS, PURCHASE AND RETAIN THE COMPANY STOCK IN THE COMMON STOCK FUND AND RETAIN THE MARRIOTT STOCK IN THE MARRIOTT STOCK FUND AND THE TRUSTEE SHALL SELL SUCH STOCK ONLY TO PERMIT DISTRIBUTIONS FROM AND TRANSFERS BETWEEN THE INVESTMENT FUNDS OF THE PLAN. THE TRUSTEE MAY KEEP ANY PORTION OF THE COMPANY STOCK FUND IN CASH OR IN SHORT-TERM OBLIGATIONS OF THE U.S. GOVERNMENT OR AGENCIES THEREOF OR IN OTHER TYPES OF SHORT-TERM INVESTMENTS, INCLUDING COMMERCIAL PAPER (OTHER THAN OBLIGATIONS OF THE COMPANY), IN THE EVENT IT BECOMES IMPOSSIBLE TO PURCHASE COMPANY STOCK AS PROVIDED HEREIN. THE COMPANY SHALL UNDERTAKE THE RESPONSIBILITY TO INFORM PLAN PARTICIPANTS OF THE UNIQUE NATURE OF THE COMMON STOCK FUND AND THE MARRIOTT STOCK FUND.

                                   ARTICLE VI
                        RESPONSIBILITY FOR DIRECTED FUNDS

           6.1. RESPONSIBILITY FOR SELECTION OF AGENTS. ALL TRANSACTIONS OF ANY KIND OR NATURE IN OR FROM A DIRECTED FUND SHALL BE MADE UPON SUCH TERMS AND CONDITIONS AND FROM OR THROUGH SUCH BROKERS, DEALERS AND PRINCIPALS AND OTHER AGENTS AS THE ASSET MANAGER SHALL DIRECT. NO SUCH TRANSACTIONS SHALL BE EXECUTED THROUGH THE FACILITIES OF THE TRUSTEE EXCEPT WHERE THE TRUSTEE SHALL MAKE AVAILABLE ITS FACILITIES SOLELY FOR THE PURPOSE OF TEMPORARY INVESTMENT OF CASH RESERVES OF A DIRECTED FUND. HOWEVER, SUBJECT TO APPENDIX B, NOTHING IN THE PRECEDING SENTENCE SHALL CONFER ANY AUTHORITY UPON THE TRUSTEE TO INVEST THE CASH BALANCES OF ANY DIRECTED FUND UNLESS AND UNTIL IT RECEIVES DIRECTIONS FROM THE ASSET MANAGER.
           6.2. TRUSTEE NOT RESPONSIBLE FOR INVESTMENTS IN DIRECTED FUNDS. THE TRUSTEE SHALL BE UNDER NO DUTY OR OBLIGATION TO REVIEW OR TO QUESTION ANY DIRECTION OF ANY ASSET MANAGER, OR TO REVIEW SECURITIES OR ANY OTHER PROPERTY HELD IN ANY DIRECTED FUND WITH RESPECT TO PRUDENCE OR PROPER DIVERSIFICATION OR COMPLIANCE WITH ANY LIMITATION ON THE ASSET MANAGER'S AUTHORITY UNDER THIS AGREEMENT OR THE TERMS OF THE PLAN, ANY AGREEMENT ENTERED INTO BETWEEN THE COMPANY OR THE ADMINISTRATIVE COMMITTEE AND THE ASSET MANAGER OR IMPOSED BY APPLICABLE LAW, OR TO MAKE ANY SUGGESTIONS OR RECOMMENDATION TO THE COMPANY, THE ADMINISTRATIVE COMMITTEE OR THE ASSET MANAGER WITH RESPECT TO THE RETENTION OR INVESTMENT OF ANY ASSETS OF ANY DIRECTED FUND, AND SHALL HAVE NO AUTHORITY TO TAKE ANY ACTION OR TO REFRAIN FROM TAKING ANY ACTION WITH RESPECT TO ANY ASSET OF A DIRECTED FUND UNLESS AND UNTIL IT IS DIRECTED TO DO SO BY THE ASSET MANAGER.

           6.3. INVESTMENT VEHICLES. ANY INVESTMENT VEHICLE, OR INTEREST THEREIN, ACQUIRED BY OR TRANSFERRED TO THE TRUSTEE UPON THE DIRECTION OF THE ASSET MANAGER SHALL BE ALLOCATED TO A DESIGNATED DIRECTED FUND, AND THE TRUSTEE'S DUTIES AND RESPONSIBILITIES UNDER THIS AGREEMENT SHALL NOT BE INCREASED OR OTHERWISE AFFECTED THEREBY. THE TRUSTEE SHALL BE RESPONSIBLE SOLELY FOR THE SAFEKEEPING OF THE PHYSICAL EVIDENCE, IF ANY, OF THE TRUST'S OWNERSHIP OF OR INTEREST OR PARTICIPATION IN SUCH INVESTMENT VEHICLE.
           6.4. RELIANCE ON ASSET MANAGER. THE TRUSTEE SHALL BE REQUIRED UNDER THIS AGREEMENT TO EXECUTE DOCUMENTS, TO SETTLE TRANSACTIONS, TO TAKE ACTION ON BEHALF OF OR IN THE NAME OF THE TRUST AND TO MAKE AND RECEIVE PAYMENTS ON THE DIRECTION OF THE ASSET MANAGER. WITH RESPECT TO ANY DIRECTION OF AN ASSET MANAGER, THE TRUSTEE MAY ASSUME (I) THAT THE TRANSACTION WILL NOT CONSTITUTE A PROHIBITED TRANSACTION UNDER ERISA OR THE CODE, (II) THAT THE INVESTMENT IS AUTHORIZED UNDER THE TERMS OF THIS AGREEMENT AND ANY OTHER AGREEMENT OR LAW AFFECTING THE ASSET MANAGER'S AUTHORITY TO DEAL WITH THE DIRECTED FUND, (III) THAT ANY CONTRACT, AGENCY, JOINDER, ADOPTION, PARTICIPATION OR PARTNERSHIP AGREEMENT, DEED, ASSIGNMENT OR OTHER DOCUMENT OF ANY KIND WHICH THE TRUSTEE IS REQUESTED OR REQUIRED TO EXECUTE TO EFFECTUATE THE TRANSACTION HAS BEEN REVIEWED BY THE ASSET MANAGER AND, TO THE EXTENT IT DEEMS ADVISABLE AND PRUDENT, ITS COUNSEL, AND (V) THAT ALL OTHER ACTS TO PERFECT AND PROTECT THE TRUST'S RIGHTS HAVE BEEN TAKEN, AND THE TRUSTEE SHALL HAVE NO DUTY TO MAKE ANY INDEPENDENT INQUIRY OR INVESTIGATION AS TO ANY OF THE FOREGOING BEFORE ACTING UPON SUCH DIRECTION. IN ADDITION, THE TRUSTEE SHALL NOT BE LIABLE FOR THE DEFAULT OF ANY PERSON WITH RESPECT TO ANY INVESTMENT VEHICLE OR ANY INVESTMENT IN A DIRECTED FUND OR FOR THE FORM, GENUINENESS, VALIDITY, SUFFICIENCY OR EFFECT OF ANY DOCUMENT EXECUTED BY, DELIVERED TO OR HELD BY IT FOR ANY DIRECTED FUND ON ACCOUNT OF SUCH INVESTMENT, OR IF, FOR ANY REASON (OTHER THAN THE NEGLIGENCE OR WILLFUL MISCONDUCT OF THE TRUSTEE) ANY RIGHTS OF THE TRUST THEREIN SHALL LAPSE OR SHALL BECOME UNENFORCEABLE OR WORTHLESS.

           6.5. MERGER OF FUNDS. THE TRUSTEE SHALL NOT HAVE ANY DISCRETIONARY RESPONSIBILITY OR AUTHORITY TO MANAGE OR CONTROL ANY ASSET HELD IN A DIRECTED FUND UPON THE RESIGNATION OR REMOVAL OF AN ASSET MANAGER UNLESS AND UNTIL IT HAS BEEN NOTIFIED IN WRITING BY THE COMPANY OR THE ADMINISTRATIVE COMMITTEE THAT THE ASSET MANAGER'S AUTHORITY HAS TERMINATED AND THAT SUCH DIRECTED FUND'S ASSETS ARE TO BE INTEGRATED WITH THE DISCRETIONARY FUND. SUCH NOTICE SHALL NOT BE DEEMED EFFECTIVE UNTIL TWO BANK BUSINESS DAYS AFTER IT HAS BEEN RECEIVED BY THE TRUSTEE. THE TRUSTEE SHALL NOT BE LIABLE FOR ANY LOSSES TO THE TRUST FUND RESULTING FROM THE DISPOSITION OF ANY INVESTMENT MADE BY THE ASSET MANAGER OR FOR THE RETENTION OF ANY ILLIQUID OR UNMARKETABLE INVESTMENT OR ANY INVESTMENT WHICH IS NOT WIDELY PUBLICLY TRADED OR FOR THE HOLDING OF ANY OTHER INVESTMENT ACQUIRED BY THE ASSET MANAGER IF THE TRUSTEE IS UNABLE TO DISPOSE OF SUCH INVESTMENT BECAUSE OF ANY RESTRICTIONS IMPOSED BY THE SECURITIES ACT OF 1933 OR OTHER FEDERAL OR STATE LAW, OR IF AN ORDERLY LIQUIDATION OF SUCH INVESTMENT IS IMPRACTICAL UNDER PREVAILING CONDITIONS, OR FOR FAILURE TO COMPLY WITH ANY INVESTMENT LIMITATIONS IMPOSED PURSUANT TO SECTION 4.3 OR 5.1, OR FOR ANY OTHER VIOLATION OF THE TERMS OF THIS AGREEMENT, THE PLAN OR APPLICABLE LAW AS A RESULT OF THE ADDITION OF DIRECTED FUND ASSETS TO THE DISCRETIONARY FUND.
           6.6. NOTIFICATION OF NAMED FIDUCIARY IN EVENT OF BREACH. IF THE TRUSTEE HAS KNOWLEDGE OF A BREACH COMMITTED BY AN ASSET MANAGER, IT SHALL NOTIFY THE ADMINISTRATIVE COMMITTEE IN WRITING, AND THE ADMINISTRATIVE COMMITTEE SHALL THEREAFTER ASSUME FULL RESPONSIBILITY TO ALL PERSONS INTERESTED IN THE PLAN TO REMEDY SUCH BREACH.

           6.7. DEFINITION OF KNOWLEDGE WITH RESPECT TO DIRECTED FUNDS. THE PARTIES HERETO ACKNOWLEDGE THAT WHILE THE TRUSTEE WILL PERFORM CERTAIN DUTIES (SUCH AS CUSTODIAL, REPORTING, RECORDING, VALUATION AND BOOKKEEPING FUNCTIONS) WITH RESPECT TO DIRECTED FUNDS, SUCH DUTIES WILL NOT INVOLVE THE EXERCISE OF ANY DISCRETIONARY AUTHORITY TO MANAGE OR CONTROL THE ASSETS OF THE DIRECTED FUNDS AND WILL BE THE RESPONSIBILITY OF OFFICERS OR OTHER EMPLOYEES OF THE TRUSTEE WHO ARE UNFAMILIAR WITH AND HAVE NO RESPONSIBILITY FOR INVESTMENT MANAGEMENT. THEREFORE, IN THE EVENT THAT KNOWLEDGE OF THE TRUSTEE SHALL BE A PREREQUISITE TO IMPOSING A DUTY UPON OR TO DETERMINING LIABILITY OF THE TRUSTEE UNDER THIS AGREEMENT WITH RESPECT TO SUCH DIRECTED FUNDS OR ANY STATUTE REGULATING THE CONDUCT OF THE TRUSTEE WITH RESPECT TO SUCH DIRECTED FUNDS OR RELIEVING THE COMPANY OF ITS UNDERTAKINGS UNDER SECTION 16.2, THE TRUSTEE WILL NOT BE DEEMED TO HAVE KNOWLEDGE OF, OR TO HAVE PARTICIPATED IN, ANY ACT OR OMISSION OF AN ASSET MANAGER INVOLVING THE INVESTMENT OF ASSETS ALLOCATED TO THE DIRECTED FUNDS AS A RESULT OF THE RECEIPT AND PROCESSING OF INFORMATION IN THE COURSE OF PERFORMING SUCH DUTIES.
           6.8. DUTY TO ENFORCE CLAIMS. THE TRUSTEE SHALL HAVE NO DUTY TO COMMENCE OR MAINTAIN ANY ACTION, SUIT OR LEGAL PROCEEDING ON BEHALF OF THE TRUST ON ACCOUNT OF OR GROWING OUT OF ANY INVESTMENT MADE IN OR FOR A DIRECTED FUND UNLESS THE TRUSTEE HAS BEEN DIRECTED TO DO SO BY THE COMPANY OR ADMINISTRATIVE COMMITTEE AND UNLESS THE TRUSTEE IS EITHER IN POSSESSION OF FUNDS SUFFICIENT FOR SUCH PURPOSE OR HAS BEEN INDEMNIFIED TO ITS SATISFACTION FOR COUNSEL FEES, COSTS AND OTHER EXPENSES AND LIABILITIES TO WHICH IT, IN ITS SOLE JUDGMENT, MAY BE SUBJECTED BY BEGINNING OR MAINTAINING SUCH ACTION, SUIT OR LEGAL PROCEEDING.
           6.9. RESTRICTIONS ON TRANSFER. NOTHING HEREIN SHALL BE DEEMED TO EMPOWER ANY ASSET MANAGER TO DIRECT THE TRUSTEE TO TRANSFER ANY ASSET OF A DIRECTED FUND TO ITSELF AS ASSET MANAGER EXCEPT FOR PURPOSES ENUMERATED IN PARAGRAPHS (J) (L) OR (M) OF SECTION 7.1.

                                   ARTICLE VII
                            POWERS OF ASSET MANAGERS

           7.1. GENERAL POWERS. WITHOUT IN ANY WAY LIMITING THE POWERS AND DISCRETIONS CONFERRED UPON ANY ASSET MANAGER BY AGREEMENT OR BY LAW, EACH ASSET MANAGER SHALL BE VESTED WITH THE FOLLOWING POWERS AND DISCRETIONS WITH RESPECT TO THE ASSETS OF THE TRUST SUBJECT TO ITS MANAGEMENT AND CONTROL, AND, UPON THE DIRECTIONS OF THE ASSET MANAGER OF A DIRECTED FUND, THE TRUSTEE SHALL MAKE, EXECUTE, ACKNOWLEDGE AND DELIVER ANY AND ALL DOCUMENTS OF TRANSFER AND CONVEYANCE AND ANY AND ALL OTHER INSTRUMENTS THAT MAY BE NECESSARY OR APPROPRIATE TO ENABLE SUCH ASSET MANAGER TO CARRY OUT SUCH POWERS AND
DISCRETIONS:
                  (A) TO PURCHASE, SELL, EXCHANGE, CONVEY, TRANSFER OR OTHERWISE ACQUIRE OR DISPOSE OF ANY PROPERTY BY PRIVATE CONTRACT OR AT PUBLIC AUCTION, AND NO PERSON DEALING WITH THE ASSET MANAGER SHALL BE BOUND TO SEE TO THE APPLICATION OF THE PURCHASE MONEY OR TO INQUIRE INTO THE VALIDITY, EXPEDIENCY OR PROPRIETY OF ANY SUCH PURCHASE OR SALE OR OTHER ACQUISITION OR DISPOSITION;
                  (B) TO ENTER INTO CONTRACTS OR TO MAKE COMMITMENTS EITHER ALONE OR IN COMPANY WITH OTHERS TO SELL OR ACQUIRE PROPERTY;
                  (C) TO PURCHASE OR SELL, WRITE OR ISSUE, PUTS, CALLS OR OTHER OPTIONS, COVERED OR UNCOVERED, TO ENTER INTO FINANCIAL FUTURES CONTRACTS, FORWARD PLACEMENT CONTRACTS AND STANDBY CONTRACTS, AND IN CONNECTION THEREWITH, TO DEPOSIT, HOLD (OR DIRECT BANKERS, AS TRUSTEE OR IN ITS INDIVIDUAL CAPACITY, TO DEPOSIT OR HOLD) OR PLEDGE ASSETS OF THE TRUST FUND;
                  (D) TO PURCHASE PART INTERESTS IN REAL PROPERTY OR IN MORTGAGES ON REAL PROPERTY, WHEREVER SUCH REAL PROPERTY MAY BE SITUATED;
                  (E) TO LEASE TO OTHERS FOR ANY TERM WITHOUT REGARD TO THE DURATION OF THE TRUST ANY REAL PROPERTY OR PART INTEREST IN REAL PROPERTY;

                  (F) TO DELEGATE TO A MANAGER OR THE HOLDER OR HOLDERS OF A MAJORITY INTEREST IN ANY REAL PROPERTY OR MORTGAGE ON REAL PROPERTY OR IN ANY OIL, MINERAL OR GAS PROPERTIES, THE MANAGEMENT AND OPERATION OF ANY PART INTEREST IN SUCH PROPERTY OR PROPERTIES (INCLUDING THE AUTHORITY TO SELL SUCH
PART INTERESTS OR OTHERWISE CARRY OUT THE DECISIONS OF SUCH MANAGER OR THE HOLDER OR HOLDERS OF SUCH MAJORITY INTEREST);
                  (G) TO VOTE UPON ANY STOCKS, BONDS OR OTHER SECURITIES (BUT SUBJECT TO THE SUSPENSION OF ANY VOTING RIGHTS AS A RESULT OF ANY BROKER LOAN OR SIMILAR AGREEMENT AND SUBJECT FURTHER, WITH RESPECT TO THE VOTING OF COMPANY STOCK AND MARRIOTT STOCK, TO THE PROVISIONS OF THE PLAN); TO GIVE GENERAL OR SPECIAL PROXIES OR POWERS OF ATTORNEY WITH OR WITHOUT POWER OF SUBSTITUTION; TO EXERCISE ANY CONVERSION PRIVILEGES, SUBSCRIPTION RIGHTS OR OTHER OPTIONS AND TO MAKE ANY PAYMENTS INCIDENTAL THERETO; TO CONSENT TO OR OTHERWISE PARTICIPATE IN CORPORATE REORGANIZATIONS OR OTHER CHANGES AFFECTING CORPORATE SECURITIES AND TO DELEGATE DISCRETIONARY POWERS AND TO PAY ANY ASSESSMENTS OR CHARGES IN CONNECTION THEREWITH; AND GENERALLY TO EXERCISE ANY OF THE POWERS OF AN OWNER WITH RESPECT TO STOCKS, BONDS, SECURITIES OR OTHER PROPERTY;
                  (H) TO ORGANIZE CORPORATIONS UNDER THE LAWS OF ANY STATE FOR THE PURPOSE OF ACQUIRING OR HOLDING TITLE TO PROPERTY (OR, IN THE CASE OF A DIRECTED FUND, TO DIRECT THE TRUSTEE TO ORGANIZE SUCH CORPORATIONS OR TO APPOINT AN ANCILLARY TRUSTEE ACCEPTABLE TO THE TRUSTEE FOR SUCH PURPOSE);
                  (I) TO INVEST IN A FUND CONSISTING OF SECURITIES ISSUED BY CORPORATIONS AND SELECTED AND RETAINED SOLELY BECAUSE OF THEIR INCLUSION IN, AND IN ACCORDANCE WITH, ONE OR MORE COMMONLY USED INDICES OF SUCH SECURITIES, WITH THE OBJECTIVE OF PROVIDING INVESTMENT RESULTS FOR THE FUND WHICH APPROXIMATE THE OVERALL PERFORMANCE OF SUCH DESIGNATED INDEX;
                  (J) TO ENTER INTO ANY PARTNERSHIP, AS A GENERAL OR LIMITED PARTNER, OR JOINT VENTURE;
                  (K) TO PURCHASE UNITS OR CERTIFICATES ISSUED BY AN INVESTMENT COMPANY OR POOLED TRUST OR COMPARABLE ENTITY;

                  (L) TO TRANSFER MONEY OR OTHER PROPERTY TO AN INSURANCE COMPANY ISSUING AN INSURANCE CONTRACT;
                  (M) TO TRANSFER ASSETS OF A DISCRETIONARY OR DIRECTED FUND TO A COMMON, COLLECTIVE OR COMMINGLED TRUST FUND EXEMPT FROM TAX UNDER THE CODE MAINTAINED BY THE TRUSTEE OR AN INVESTMENT MANAGER OR AN AFFILIATE OF AN INVESTMENT MANAGER OR BY ANOTHER TRUSTEE WHO IS DESIGNATED BY THE NAMED FIDUCIARY, TO BE HELD AND INVESTED SUBJECT TO ALL OF THE TERMS AND CONDITIONS THEREOF, AND SUCH TRUST SHALL BE DEEMED ADOPTED AS PART OF THE TRUST AND THE PLAN TO THE EXTENT THAT ASSETS OF THE TRUST ARE INVESTED THEREIN; PROVIDED, HOWEVER, THAT ANY TRANSFER FROM A DIRECTED FUND TO THE GENERAL TRUST MAY BE MADE ONLY WITH THE PRIOR APPROVAL OF THE TRUSTEE AND SHALL BE INVESTED ONLY IN ONE OR MORE SHORT TERM INVESTMENT FUNDS OR OTHER SPECIAL PURPOSE FUNDS ESTABLISHED FROM TIME TO TIME THEREUNDER; AND
                  (N) TO BE REIMBURSED FOR REASONABLE EXPENSES INCURRED IN EXERCISING ANY OF THE FOREGOING POWERS OR TO PAY THE REASONABLE EXPENSES INCURRED BY ANY AGENT, MANAGER OR TRUSTEE APPOINTED PURSUANT HERETO.

           7.2. ADDITIONAL POWERS OF TRUSTEE. IN ADDITION, THE TRUSTEE IS HEREBY AUTHORIZED:
                  (A) TO REGISTER ANY SECURITIES HELD IN THE TRUST FUND IN ITS OWN NAME OR IN THE NAME OF A NOMINEE AND TO HOLD ANY SECURITIES IN BEARER FORM, AND TO COMBINE CERTIFICATES REPRESENTING SUCH SECURITIES WITH CERTIFICATES OF THE SAME ISSUE HELD BY THE TRUSTEE IN OTHER FIDUCIARY OR REPRESENTATIVE CAPACITIES OR AS AGENT FOR CUSTOMERS, OR TO DEPOSIT OR TO ARRANGE FOR THE DEPOSIT OF SUCH SECURITIES IN ANY QUALIFIED CENTRAL DEPOSITORY EVEN THOUGH, WHEN SO DEPOSITED, SUCH SECURITIES MAY BE MERGED AND HELD IN BULK IN THE NAME OF THE NOMINEE OF SUCH DEPOSITORY WITH OTHER SECURITIES DEPOSITED THEREIN BY OTHER DEPOSITORS, OR TO DEPOSIT OR ARRANGE FOR THE DEPOSIT OF ANY SECURITIES ISSUED BY THE UNITED STATES GOVERNMENT, OR ANY AGENCY OR INSTRUMENTALITY THEREOF, WITH A FEDERAL RESERVE BANK, BUT THE BOOKS AND RECORDS OF THE TRUSTEE SHALL AT ALL TIMES SHOW THAT ALL SUCH INVESTMENTS ARE PART OF THE TRUST FUND;

                  (B) TO EMPLOY SUITABLE AGENTS, DEPOSITORIES AND COUNSEL, DOMESTIC OR FOREIGN, AND TO CHARGE THEIR REASONABLE EXPENSES AND COMPENSATION AGAINST THE TRUST FUND, AND TO CONFER UPON ANY SUCH DEPOSITORY THE POWERS CONFERRED UPON THE TRUSTEE BY PARAGRAPH (A) OF THIS SECTION 7.2 AS WELL AS THE POWER TO APPOINT SUBAGENTS AND DEPOSITORIES, WHEREVER SITUATED, IN CONNECTION WITH THE RETENTION OF SECURITIES OR OTHER PROPERTY;
                  (C) WITH THE CONSENT OF THE ADMINISTRATIVE COMMITTEE, TO BORROW MONEY FROM ANY SOURCE AS MAY BE NECESSARY OR ADVISABLE TO EFFECTUATE THE PURPOSES OF THE TRUST ON SUCH TERMS AND CONDITIONS AS THE TRUSTEE MAY DEEM ADVISABLE;
                  (D) TO DEPOSIT ANY FUNDS OF THE TRUST IN ACCOUNTS DEPOSITS OR SAVINGS CERTIFICATES, WHICH BEAR A REASONABLE RATE OF INTEREST, ISSUED AND MAINTAINED BY BANKERS TRUST COMPANY, IN ITS SEPARATE CORPORATE CAPACITY, OR IN ANY OTHER INSTITUTION AFFILIATED WITH BANKERS TRUST COMPANY;
                  (E) TO COMPROMISE, COMPOUND, SUBMIT TO ARBITRATION OR SETTLE ANY DEBT OR OBLIGATION OWING TO OR FROM OR OTHERWISE ADJUST ALL CLAIMS IN FAVOR OF OR AGAINST THE TRUST FUND OTHER THAN CLAIMS SOLELY AFFECTING THE RIGHT OF ANY PERSON TO BENEFITS UNDER THE PLAN; TO REDUCE OR INCREASE THE RATE OF INTEREST OR EXTEND, OR OTHERWISE MODIFY, FORECLOSE UPON DEFAULT, OR ENFORCE ANY SUCH DEBT OR OBLIGATION; TO SUE OR DEFEND SUITS OR LEGAL PROCEEDINGS TO PROTECT ANY INTEREST IN THE TRUST AND TO REPRESENT THE TRUST IN ALL SUITS OR LEGAL PROCEEDINGS IN ANY COURT OR BEFORE ANY OTHER ADMINISTRATIVE AGENCY, BODY OR TRIBUNAL;
                  (F) TO MAKE ANY DISTRIBUTION OR TRANSFER OF ASSETS AS OF A VALUATION DATE AUTHORIZED UNDER ARTICLE X OR XI OR TO EFFECTUATE PARTICIPANTS' RIGHTS UNDER THE PLAN IN CASH OR IN KIND, TO THE EXTENT PERMITTED UNDER THE PLAN, AND, IN FURTHERANCE THEREOF, TO VALUE SUCH ASSETS, WHICH VALUATION SHALL BE CONCLUSIVE AND BINDING ON ALL PERSONS;
                  (G) TO HOLD UNINVESTED CASH AWAITING INVESTMENT, WITHOUT INCURRING ANY LIABILITY FOR THE PAYMENT OF INTEREST THEREON; AND

                  (H) CONSISTENT WITH THE PROVISIONS OF THIS AGREEMENT, TO PERFORM ALL ACTS (WHETHER OR NOT EXPRESSLY AUTHORIZED HEREIN) WHICH IT MAY DEEM NECESSARY AND PRUDENT FOR THE PROTECTION OF THE ASSETS OF THE TRUST.
           7.3. LIMITATION OF POWERS. THE FOREGOING PROVISIONS OF THIS ARTICLE VII SHALL NOT BE DEEMED TO EXPAND THE PERMISSIBLE INVESTMENTS FOR ANY INVESTMENT FUND UNDER SECTION 5.1 OR TO LIMIT THE POWER OF THE COMPANY AND THE ADMINISTRATIVE COMMITTEE TO RESTRICT THE EXERCISE OF SUCH POWERS BY AN ASSET MANAGER AS PROVIDED IN SECTION 4.3. IN ADDITION, ANY POWERS CONFERRED ON THE TRUSTEE OR ANY OTHER ASSET MANAGER THEREUNDER MAY BE SUSPENDED OR REVOKED AT ANY TIME BY THE COMPANY UPON NOTICE TO THE ASSET MANAGER OR THE TRUSTEE, AS THE CASE MAY BE. ANY ORAL NOTICE HEREUNDER SHALL BE PROMPTLY CONFIRMED IN WRITING TO THE TRUSTEE AND THE ASSET MANAGER, BUT THE TRUSTEE SHALL HAVE NO RESPONSIBILITY HEREUNDER UNLESS AND UNTIL IT HAS RECEIVED NOTICE IN ACCORDANCE WITH SECTION 15.5.

                                  ARTICLE VIII
                         RECORDS AND ACCOUNTS OF TRUSTEE

           8.1. RECORDS. THE TRUSTEE SHALL KEEP ACCURATE AND DETAILED ACCOUNTS OF ALL INVESTMENTS, RECEIPTS, DISBURSEMENTS AND OTHER TRANSACTIONS IN THE TRUST FUND AND ALL ACCOUNTS, BOOKS AND RECORDS RELATING THERETO SHALL BE OPEN TO INSPECTION AND AUDIT AT ALL REASONABLE TIMES DURING NORMAL BUSINESS HOURS BY ANY PERSON DESIGNATED BY THE COMPANY.
           8.2. ANNUAL ACCOUNT. WITHIN FORTY-FIVE (45) DAYS FOLLOWING THE CLOSE OF EACH ACCOUNTING PERIOD, THE TRUSTEE SHALL FILE WITH THE ACCOUNT PARTY, IN ACCORDANCE WITH SECTION 15.5, A WRITTEN ACCOUNT SETTING FORTH THE RECEIPTS AND DISBURSEMENTS OF THE TRUST FUND AND THE INVESTMENTS AND OTHER TRANSACTIONS EFFECTED BY IT UPON ITS OWN AUTHORITY OR PURSUANT TO THE DIRECTIONS OF ANY PERSON AS HEREIN PROVIDED DURING THE ACCOUNTING PERIOD.
           8.3. PERIODIC ACCOUNT. IF SO REQUIRED BY THE TERMS OF THE PLAN AND AGREED TO BY THE TRUSTEE, WITHIN THIRTY (30) DAYS FOLLOWING THE CLOSE OF EACH CALENDAR MONTH, CALENDAR QUARTER OR OTHER TIME PERIOD (BUT NOT MORE FREQUENTLY THAN MONTHLY) THE TRUSTEE SHALL PROVIDE THE ACCOUNT PARTY WITH, IN ACCORDANCE WITH SECTION 15.5, A WRITTEN ACCOUNT FOR THE PLAN, SETTING FORTH THE RECEIPTS AND DISBURSEMENTS OF THE TRUST FUND AND THE INVESTMENTS AND OTHER TRANSACTIONS EFFECTED BY IT UPON ITS OWN AUTHORITY OR PURSUANT TO THE DIRECTIONS OF ANY PERSON AS HEREIN PROVIDED DURING SUCH PERIOD; PROVIDED, HOWEVER, THAT SUCH WRITTEN ACCOUNT SHALL BE LIMITED TO AN ACCOUNTING OF INVESTMENTS AND TRANSACTIONS IN THE TRUST FUND AND SHALL NOT AFFECT THE RESPONSIBILITIES OF THE PARTIES, IF ANY, UNDER SECTION 2.2 HEREIN.

           8.4. ACCOUNT STATED. UPON THE EXPIRATION OF NINETY (90) DAYS FROM THE DATE OF FILING ITS ANNUAL ACCOUNT WITH THE ACCOUNT PARTY, THE TRUSTEE SHALL BE FOREVER RELEASED AND DISCHARGED FROM ALL LIABILITY AND FURTHER ACCOUNTABILITY TO THE COMPANY, THE ACCOUNT PARTY OR ANY OTHER PERSON WITH RESPECT TO THE ACCURACY OF SUCH ACCOUNTING PROVIDED, HOWEVER, THAT SUCH RELEASE SHALL NOT EXTEND TO INVESTMENTS OR TRANSACTION WHICH THE ACCOUNT PARTY OR THE COMPANY COULD NOT IN THE EXERCISE OF REASONABLE DILIGENCE HAVE DISCOVERED A BASIS FOR OBJECTION WITHIN SUCH NINETY (90) DAYS.
           8.5. JUDICIAL ACCOUNTINGS. NOTHING HEREIN SHALL IN ANY WAY LIMIT THE TRUSTEE'S OR NAMED FIDUCIARY'S (AT THE REASONABLE EXPENSE OF THE TRUST) RIGHT TO BRING ANY ACTION OR PROCEEDING IN A COURT OF COMPETENT JURISDICTION TO SETTLE THE TRUSTEE'S ACCOUNT OR FOR SUCH OTHER RELIEF AS EITHER MAY DEEM APPROPRIATE.
           8.6. NECESSARY PARTIES. EXCEPT TO THE EXTENT THAT SECTIONS 502 AND 504 OF ERISA MAY PROVIDE OTHERWISE, IN ORDER TO PROTECT THE TRUST FUND FROM THE EXPENSE OF LITIGATION, NO PERSON OTHER THAN THE COMPANY OR THE ADMINISTRATIVE COMMITTEE SHALL BE A NECESSARY PARTY IN ANY PROCEEDING UNDER SECTION 8.5 OR MAY REQUIRE THE TRUSTEE TO ACCOUNT OR MAY INSTITUTE ANY OTHER ACTION OR PROCEEDING AGAINST THE TRUSTEE OR THE TRUST.

                                   ARTICLE IX
                        COMPENSATION, TAXES AND EXPENSES

           9.1. COMPENSATION AND EXPENSES. ANY REASONABLE EXPENSES INCURRED BY THE TRUSTEE IN CONNECTION WITH ITS ADMINISTRATION OF THE TRUST INCLUDING, BUT NOT LIMITED TO, FEES FOR LEGAL SERVICES RENDERED TO THE TRUSTEE (WHETHER OR NOT RENDERED IN CONNECTION WITH A JUDICIAL OR ADMINISTRATIVE PROCEEDING), SUCH COMPENSATION TO THE TRUSTEE AS SHALL BE AGREED UPON FROM TIME TO TIME IN WRITING BETWEEN THE TRUSTEE AND THE ACCOUNT PARTY, AND ALL OTHER PROPER CHARGES AND DISBURSEMENTS OF THE TRUSTEE, SHALL BE PAID FROM THE TRUST FUND, UNLESS PAID BY THE COMPANY. ANYTHING IN THE PRECEDING SENTENCE TO THE CONTRARY NOTWITHSTANDING, THE COMPANY SHALL REIMBURSE THE TRUSTEE FOR ANY SUCH FEES AND EXPENSES IF FOR ANY REASON SUCH EXPENSES ARE NOT PAID OUT OF THE TRUST FUND. THE TRUSTEE'S ENTITLEMENT TO REIMBURSEMENT HEREUNDER SHALL NOT BE AFFECTED BY THE RESIGNATION OR REMOVAL OF THE TRUSTEE OR BY THE TERMINATION OF THE TRUST. THE COMPANY OR ADMINISTRATIVE COMMITTEE MAY DIRECT THE TRUSTEE TO PAY FROM THE TRUST FUND ANY OTHER ADMINISTRATION EXPENSES OF THE PLAN. EACH DIRECTION TO THE TRUSTEE UNDER THIS SECTION AND SECTION 9.3 SHALL CONSTITUTE A CERTIFICATION BY THE COMPANY OR ADMINISTRATIVE COMMITTEE THAT SUCH DIRECTION IS IN ACCORDANCE WITH APPLICABLE LAW, THE TERMS OF THE PLAN AND THE TERMS OF THIS AGREEMENT, AND THE TRUSTEE SHALL HAVE NO DUTY TO MAKE ANY INDEPENDENT INQUIRY OR INVESTIGATION AS TO ANY OF THE FOREGOING BEFORE ACTING UPON SUCH DIRECTION.
           9.2. TAXES. ALL TAXES OF ANY AND ALL KINDS WHATSOEVER THAT MAY BE LEVIED OR ASSESSED UNDER EXISTING OR FUTURE LAWS, DOMESTIC OR FOREIGN, UPON THE TRUST FUND OR THE INCOME THEREOF SHALL BE PAID FROM THE TRUST FUND.
           THE TRUSTEE SHALL NOTIFY THE ACCOUNT PARTY OF ANY TAXES THAT MAY BE ASSESSED. IN THE EVENT THAT THE COMPANY OR ADMINISTRATIVE COMMITTEE SHALL DETERMINE THAT THE TAXES ARE NOT LAWFULLY ASSESSED, IT MAY ELECT TO DIRECT THE TRUSTEE AT THE EXPENSE OF THE TRUST, OR MAY ITSELF, CONTEST SUCH ASSESSMENT.

           9.3. ALLOCATION. ANY TAX OR EXPENSE PAID FROM THE TRUST FUND HEREUNDER WHICH IS DETERMINED BY THE COMPANY OR ADMINISTRATIVE COMMITTEE TO BE SPECIFICALLY ALLOCABLE TO ONE OR MORE INVESTMENT FUNDS, SHALL BE CHARGED AGAINST SUCH INVESTMENT FUNDS, IN SUCH PROPORTIONS AS THE COMPANY OR ADMINISTRATIVE COMMITTEE SHALL DIRECT THE TRUSTEE. ANY EXPENSE WHICH IS ALLOCABLE TO ALL OF THE INVESTMENT FUNDS SHALL BE CHARGED AGAINST THE TRUST FUND AS A WHOLE.

                                    ARTICLE X
                        RESIGNATION OR REMOVAL OF TRUSTEE

           10.1. RESIGNATION OR REMOVAL. THE TRUSTEE MAY BE REMOVED BY THE COMPANY AT ANY TIME UPON TEN (10) DAYS' NOTICE IN WRITING TO THE TRUSTEE. THE TRUSTEE MAY RESIGN AT ANY TIME UPON THIRTY (30) DAYS' NOTICE IN WRITING TO THE COMPANY.
           10.2. DESIGNATION OF A SUCCESSOR. UPON THE REMOVAL OR RESIGNATION OF THE TRUSTEE, THE COMPANY SHALL APPOINT A SUCCESSOR TRUSTEE WHO SHALL HAVE THE SAME POWERS AND DUTIES AS THOSE CONFERRED UPON THE TRUSTEE HEREUNDER, AND UPON ACCEPTANCE OF SUCH APPOINTMENT BY THE SUCCESSOR TRUSTEE, THE TRUSTEE SHALL ASSIGN, TRANSFER AND PAY OVER THE TRUST FUND TO SUCH SUCCESSOR TRUSTEE. IF, FOR ANY REASON, THE COMPANY CANNOT OR DOES NOT ACT TO APPOINT A SUCCESSOR TRUSTEE PRIOR TO EXPIRATION OF THE NOTICE PERIOD, IN THE EVENT OF THE RESIGNATION OR REMOVAL OF THE TRUSTEE, THE TRUSTEE MAY APPLY TO A COURT OF COMPETENT JURISDICTION FOR THE APPOINTMENT OF A SUCCESSOR TRUSTEE. ANY REASONABLE EXPENSES INCURRED BY THE TRUSTEE IN CONNECTION THEREWITH SHALL BE CHARGED TO AND PAID FROM THE TRUST FUND AS AN EXPENSE OF ADMINISTRATION.
           10.3. RESERVE FOR EXPENSES. THE TRUSTEE IS AUTHORIZED TO RESERVE SUCH AMOUNT AS IT MAY REASONABLY DEEM ADVISABLE FOR PAYMENTS OF ITS REASONABLE FEES AND EXPENSES IN CONNECTION WITH THE SETTLEMENT OF ITS ACCOUNT OR OTHERWISE, AND ANY BALANCE OF SUCH RESERVE REMAINING AFTER THE PAYMENT OF SUCH FEES AND EXPENSES SHALL BE PAID OVER IN ACCORDANCE WITH THE DIRECTIONS OF THE COMPANY UNDER 10.2. THE TRUSTEE IS AUTHORIZED TO INVEST SUCH RESERVES IN ANY INVESTMENT AUTHORIZED UNDER THE TERMS OF THIS AGREEMENT APPROPRIATE FOR THE TEMPORARY INVESTMENT OF CASH RESERVES OF TRUSTS. IN LIEU OF SUCH RESERVE, THE COMPANY MAY UNDERTAKE, PURSUANT TO AN AGREEMENT IN FORM SATISFACTORY TO BANKERS, TO HOLD BANKERS HARMLESS AND FREE FROM LOSS AGAINST SUCH FEES AND EXPENSES.

                                   ARTICLE XI
                               WITHDRAWAL OF PLAN

           11.1. EVENT OF WITHDRAWAL. UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE TERMINATION (INCLUDING ANY PARTIAL TERMINATION) AND DISTRIBUTION OF THE ASSETS OF THE PLAN FROM THE TRUST, THE TRUSTEE SHALL SEGREGATE THE SHARE OF THE ASSETS OF THE TRUST ALLOCABLE TO THE PLAN, OR PART THEREOF, AND SHALL DISPOSE OF SUCH ASSETS IN ACCORDANCE WITH THE DIRECTIONS OF THE COMPANY.
           11.2. DISQUALIFICATION. THE COMPANY SHALL PROMPTLY NOTIFY THE TRUSTEE IF THE PLAN HAS BEEN DISQUALIFIED UNDER SECTION 401 OF THE CODE.
           11.3. APPROVAL OF APPROPRIATE AGENCIES. ANYTHING HEREIN TO THE CONTRARY NOTWITHSTANDING, THE TRUSTEE MAY CONDITION ITS DELIVERY, TRANSFER, OR DISTRIBUTION OF ANY ASSETS UPON THE TRUSTEE RECEIVING ASSURANCES SATISFACTORY THAT THE APPROVAL OF APPROPRIATE GOVERNMENTAL OR OTHER AUTHORITIES HAS BEEN SECURED AND THAT ALL NOTICES AND OTHER PROCEDURES REQUIRED BY APPLICABLE LAW HAVE BEEN COMPLIED WITH.

                                   ARTICLE XII
                            AMENDMENT OR TERMINATION

           12.1. AMENDMENT. SUBJECT TO SECTION 1.4, THE COMPANY RESERVES THE RIGHT AT ANY TIME AND FROM TIME TO TIME TO AMEND, IN WHOLE OR IN PART, ANY OR ALL OF THE PROVISIONS OF THIS AGREEMENT BY NOTICE THEREOF IN WRITING DELIVERED TO THE TRUSTEE; PROVIDED, HOWEVER, NO AMENDMENT WHICH AFFECTS THE RIGHTS, DUTIES OR RESPONSIBILITIES OF THE TRUSTEE MAY BE MADE WITHOUT ITS PRIOR WRITTEN CONSENT.
           12.2. TERMINATION. SUBJECT TO SECTION 1.4, THE COMPANY RESERVES THE RIGHT TO TERMINATE THIS AGREEMENT BY NOTICE IN WRITING THEREOF DELIVERED TO THE TRUSTEE. IN THE EVENT OF TERMINATION, THE TRUSTEE SHALL DISPOSE OF THE TRUST FUND, AFTER THE PAYMENT OF OR OTHER PROVISION FOR ALL OF ITS EXPENSES (INCLUDING ANY REASONABLE COMPENSATION TO WHICH THE TRUSTEE MAY BE ENTITLED), ALL IN ACCORDANCE WITH THE WRITTEN DIRECTIONS OF THE COMPANY. IN THE EVENT THAT TERMINATION RESULTS FROM THE REMOVAL OF THE TRUSTEE OR THE WITHDRAWAL OF THE PLAN, THEN SUCH DISPOSITION SHALL BE IMPLEMENTED IN ACCORDANCE WITH THE PROVISIONS OF ARTICLE X OR ARTICLE XI, AS THE CASE MAY BE.
           12.3. TRUSTEE'S AUTHORITY TO SURVIVE TERMINATION. UNTIL THE FINAL DISTRIBUTION OF THE TRUST FUND, THE TRUSTEE SHALL CONTINUE TO HAVE AND MAY EXERCISE ALL OF THE POWERS AND DISCRETIONS CONFERRED UPON IT BY THIS AGREEMENT.

                                  ARTICLE XIII
                                  TENDER OFFERS

           13.1. IN GENERAL. IN THE EVENT THAT ANY PERSON (OTHER THAN THE COMPANY OR ANY AFFILIATE THEREOF) SHALL MAKE A PUBLIC OFFER FOR COMPANY STOCK HELD IN THE COMMON STOCK FUND, OR THE MARRIOTT STOCK HELD IN THE MARRIOTT STOCK FUND, THE COMPANY UNDERTAKES TO PROVIDE PROMPTLY A COPY OF THE OFFER, AND ANY OTHER MATERIAL INFORMATION CONCERNING SUCH OFFER, TO EACH PLAN PARTICIPANT (INCLUDING, FOR THE PURPOSES OF THIS ARTICLE XIII, ANY BENEFICIARY OF A DECEASED PARTICIPANT) WHO HAS AN INTEREST IN THE COMMON STOCK FUND OR THE MARRIOTT STOCK FUND WITH A FORM FOR FURNISHING TO THE TRUSTEE TIMELY INSTRUCTIONS AS TO WHETHER THE COMPANY STOCK OR THE MARRIOTT STOCK ALLOCATED TO PARTICIPANTS' ACCOUNTS FOR PURPOSES OF THIS ARTICLE XIII SHOULD BE TENDERED. EACH PARTICIPANT MAY ELECT THAT ALL, BUT NOT LESS THAN ALL, OF THE COMPANY STOCK OR THE MARRIOTT STOCK ALLOCATED TO HIS ACCOUNT BE TENDERED BY THE TRUSTEE ON HIS BEHALF. UPON TIMELY RECEIPT OF INSTRUCTIONS FROM A PARTICIPANT TO SO TENDER, THE TRUSTEE SHALL TENDER ALL SUCH COMPANY STOCK OR MARRIOTT STOCK ALLOCATED TO SUCH PARTICIPANT'S ACCOUNT. ANY COMPANY STOCK OR MARRIOTT STOCK HELD BY THE TRUSTEE AS TO WHICH IT RECEIVES EITHER NO INSTRUCTION OR INCOMPLETE INSTRUCTIONS FROM A PARTICIPANT TO WHOSE ACCOUNT SUCH STOCK IS ALLOCATED SHALL NOT BE TENDERED. IN THE EVENT THAT PARTICIPANTS' INSTRUCTIONS CANNOT OTHERWISE BE RETURNED TO THE TRUSTEE IN A TIMELY FASHION, THE COMPANY AGREES TO COLLECT AND TABULATE SUCH INSTRUCTIONS IN A MANNER THAT WILL ASSURE A CONFIDENTIAL AND ACCURATE TABULATION AND TIMELY TENDER BY THE TRUSTEE. ANY SECURITIES OR OTHER PROPERTY RECEIVED BY THE TRUSTEE AS A RESULT OF HAVING TENDERED COMPANY STOCK OR MARRIOTT STOCK, AS HEREINABOVE PROVIDED, SHALL BE HELD, AND ANY CASH SO RECEIVED SHALL BE INVESTED IN SHORT TERM INVESTMENTS, PENDING ANY FURTHER ACTION WHICH THE TRUSTEE MAY BE REQUIRED OR DIRECTED TO TAKE PURSUANT TO THE PLAN. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, DURING THE PERIOD OF ANY PUBLIC OFFER FOR COMPANY STOCK, THE TRUSTEE SHALL REFRAIN FROM MAKING PURCHASES OF COMPANY STOCK UNDER THIS AGREEMENT. IN ADDITION TO ANY COMPENSATION OR EXPENSES PROVIDED UNDER
SECTION 9.1, THE TRUSTEE SHALL BE ENTITLED TO REASONABLE COMPENSATION AND REIMBURSEMENT FOR ITS OUT-OF-POCKET EXPENSES FOR ANY SERVICES DIRECTLY ATTRIBUTABLE TO THE DUTIES AND RESPONSIBILITIES DESCRIBED IN THIS SECTION.

           13.2. TRUSTEE'S INDEMNIFICATION. IN ADDITION TO ANY OTHER CLAIMS THE TRUSTEE MAY HAVE UNDER THIS AGREEMENT OR BY LAW, THE COMPANY HEREBY AGREES TO HOLD THE TRUSTEE HARMLESS AND TO INDEMNIFY THE TRUSTEE FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES OR EXPENSES WHATSOEVER (INCLUDING, BUT NOT LIMITED TO, ANY AND ALL EXPENSES REASONABLY INCURRED IN INVESTIGATING, PREPARING OR DEFENDING AGAINST ANY LITIGATION OR PROCEEDING, COMMENCED OR THREATENED, OR ANY CLAIM WHATSOEVER), (A) ARISING OUT OF, RELATING TO OR IN CONNECTION WITH ANY PUBLIC OFFER OF THE KIND REFERRED TO ABOVE, WHETHER IN RESPECT OF THE SOLICITATION OF DIRECTIONS FROM PLAN PARTICIPANTS, OR TABULATING, REPORTING OR ACTING UPON SUCH DIRECTIONS OR OTHERWISE, OR (B) ARISING OUT OF OR BASED UPON ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT CONTAINED IN ANY INSTRUMENT, DOCUMENT OR OTHER MATERIAL FURNISHED BY OR THROUGH THE COMPANY TO PLAN PARTICIPANTS, OR OTHERWISE USED BY THE COMPANY OR AUTHORIZED BY IT FOR USE IN RESPECT OF, ANY SUCH PUBLIC OFFER OR ARISING OUT OF OR BASED UPON AN OMISSION OR ALLEGED OMISSION TO STATE A MATERIAL FACT REQUIRED TO BE STATED OR NECESSARY TO MAKE OTHER STATEMENTS MADE IN ANY SUCH MATERIAL NOT MISLEADING, EXCEPT, SOLELY IN THE CASE OF INDEMNIFICATION PURSUANT TO CLAUSE (A), FOR A LOSS, CLAIM, DAMAGE, LIABILITY OR EXPENSE PRIMARILY ATTRIBUTABLE TO THE BAD FAITH OR GROSS NEGLIGENCE OF THE TRUSTEE.

                                   ARTICLE XIV
                                   AUTHORITIES

           14.1. COMPANY. WHENEVER THE PROVISIONS OF THIS AGREEMENT SPECIFICALLY REQUIRE OR PERMIT ANY ACTION TO BE TAKEN BY "THE COMPANY", SUCH ACTION MUST BE AUTHORIZED GENERALLY BY ITS BOARD OF DIRECTORS. ANY RESOLUTION ADOPTED BY THE BOARD OF DIRECTORS OR OTHER EVIDENCE OF SUCH AUTHORIZATION SHALL BE CERTIFIED TO THE TRUSTEE BY THE SECRETARY OR AN ASSISTANT SECRETARY OF THE COMPANY, AND THE TRUSTEE MAY RELY UPON ANY AUTHORIZATION SO CERTIFIED UNTIL REVOKED OR MODIFIED BY A FURTHER ACTION OF THE BOARD OF DIRECTORS SIMILARLY CERTIFIED TO THE TRUSTEE.
           14.2. NAMED FIDUCIARY AND COMMITTEE. THE COMPANY SHALL FURNISH THE TRUSTEE FROM TIME TO TIME WITH A LIST OF THE NAMES AND SIGNATURES OF ALL PERSONS (OTHER THAN THE COMPANY) AUTHORIZED HEREUNDER: (I) TO RECEIVE ACCOUNTINGS UNDER
SECTION 1.2(A); (II) AS MEMBERS OF THE ADMINISTRATIVE COMMITTEE; OR (III) IN ANY MANNER AUTHORIZED TO ISSUE ORDERS, NOTICES, REQUESTS, INSTRUCTIONS AND OBJECTIONS TO THE TRUSTEE PURSUANT TO THE PROVISIONS OF THIS AGREEMENT. ANY SUCH LIST AND THE FORM OF THE INSTRUCTIONS SHALL BE CERTIFIED TO THE TRUSTEE BY THE SECRETARY OR AN ASSISTANT SECRETARY OF THE COMPANY (OR BY THE SECRETARY OR AN ASSISTANT SECRETARY OF ANY SUBSIDIARY OR AFFILIATE OF THE COMPANY WHICH, IN THE OPINION OF COUNSEL TO THE COMPANY, HAS NOT DELEGATED THAT AUTHORITY TO THE COMPANY) AND MAY BE RELIED UPON FOR ACCURACY AND COMPLETENESS BY THE TRUSTEE. EACH SUCH PERSON SHALL THEREUPON FURNISH THE TRUSTEE WITH A LIST OF THE NAMES AND SIGNATURES OF THOSE INDIVIDUALS, IF ANY, WHO ARE AUTHORIZED, JOINTLY OR SEVERALLY OR OTHERWISE, TO ACT FOR SUCH PERSON HEREUNDER, AND THE TRUSTEE SHALL BE FULLY PROTECTED IN ACTING UPON ANY NOTICES OR DIRECTIONS RECEIVED FROM ANY OF THEM.
           14.3. INVESTMENT MANAGER. THE ADMINISTRATIVE COMMITTEE SHALL CAUSE EACH INVESTMENT MANAGER TO FURNISH THE TRUSTEE FROM TIME TO TIME WITH THE NAMES AND SIGNATURES OF THOSE PERSONS AUTHORIZED TO DIRECT THE TRUSTEE ON ITS BEHALF HEREUNDER.

           14.4. FORM OF COMMUNICATIONS. ANY AGREEMENT OR UNDERSTANDING BETWEEN THE COMPANY AND ANY PERSON (INCLUDING AN INVESTMENT MANAGER) OR ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY NOTWITHSTANDING, ALL NOTICES, DIRECTIONS AND OTHER COMMUNICATIONS TO THE TRUSTEE SHALL BE IN WRITING OR IN SUCH OTHER FORM, SPECIFICALLY AGREED TO IN WRITING BY THE ADMINISTRATIVE COMMITTEE AND THE TRUSTEE. THE TRUSTEE SHALL BE FULLY PROTECTED IN ACTING IN ACCORDANCE THEREWITH, BUT SHALL NOT THEREBY ASSUME RESPONSIBILITY FOR THE FAILURE OR BREAKDOWN OF ANY SUCH MEANS OF COMMUNICATION NOT DUE TO ITS OWN NEGLIGENCE OR WILLFUL MISCONDUCT.
           14.5. CONTINUATION OF AUTHORITY. THE TRUSTEE SHALL HAVE THE RIGHT TO ASSUME, IN THE ABSENCE OF WRITTEN NOTICE TO THE CONTRARY, THAT NO EVENT CONSTITUTING A CHANGE IN THE COMPOSITION OR AUTHORITY OF THE COMPANY OR MEMBERSHIP OF THE ADMINISTRATIVE COMMITTEE OR TERMINATING THE AUTHORITY OF ANY PERSON, INCLUDING ANY INVESTMENT MANAGER, HAS OCCURRED.
           14.6. NO OBLIGATION TO ACT ON UNSATISFACTORY NOTICE. THE TRUSTEE SHALL INCUR NO LIABILITY UNDER THIS AGREEMENT FOR ANY FAILURE TO ACT PURSUANT TO ANY NOTICE, DIRECTION OR ANY OTHER COMMUNICATION FROM ANY INVESTMENT MANAGER, THE COMPANY, THE ADMINISTRATIVE COMMITTEE, OR ANY OTHER PERSON OR THE DESIGNEE OF ANY OF THEM UNLESS AND UNTIL IT SHALL HAVE RECEIVED INSTRUCTIONS IN FORM SPECIFIED IN THIS ARTICLE XIV.

                                   ARTICLE XV
                               GENERAL PROVISIONS

           15.1. GOVERNING LAW. TO THE EXTENT THAT STATE LAW SHALL NOT HAVE BEEN PREEMPTED BY THE PROVISIONS OF ERISA OR ANY OTHER LAW OF THE UNITED STATES HERETOFORE OR HEREAFTER ENACTED, THIS AGREEMENT SHALL BE ADMINISTERED, CONSTRUED AND ENFORCED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK.
           15.2. ENTIRE AGREEMENT. THE TRUSTEE'S DUTIES AND RESPONSIBILITIES TO THE PLAN OR ANY PERSON INTERESTED THEREIN SHALL BE LIMITED TO THOSE SPECIFICALLY SET FORTH IN THIS AGREEMENT. NO AMENDMENT TO THE PLAN OR AGREEMENT OR INSTRUMENT AFFECTING THE PLAN OR ANY OTHER DOCUMENT SHALL AFFECT THE TRUSTEE'S DUTIES OR RESPONSIBILITIES HEREUNDER WITHOUT ITS PRIOR WRITTEN CONSENT.
           15.3. RELIANCE ON EXPERTS. THE TRUSTEE MAY CONSULT WITH EXPERTS (WHO MAY BE EXPERTS EMPLOYED BY THE COMPANY) INCLUDING LEGAL COUNSEL, APPRAISERS, PRICING SERVICES, ACCOUNTANTS OR ACTUARIES, SELECTED BY IT WITH DUE CARE WITH RESPECT TO THE MEANING AND CONSTRUCTION OF THIS AGREEMENT OR ANY PROVISION HEREOF, OR CONCERNING ITS POWERS AND DUTIES HEREUNDER. THE TRUSTEE SHALL BE PROTECTED, TO THE EXTENT PERMITTED BY LAW, FOR ANY ACTION TAKEN OR OMITTED BY IT IN GOOD FAITH PURSUANT TO OR ON THE BASIS OF THE OPINION OF ANY SUCH EXPERT.
           15.4. SUCCESSOR TO THE TRUSTEE. ANY SUCCESSOR, BY MERGER OR OTHERWISE, TO SUBSTANTIALLY ALL OF THE TRUST BUSINESS OF BANKERS SHALL AUTOMATICALLY AND WITHOUT FURTHER ACTION BECOME THE TRUSTEE HEREUNDER, SUBJECT TO ALL THE DUTIES, OBLIGATIONS, TERMS AND CONDITIONS AND ENTITLED TO ALL THE BENEFITS AND IMMUNITIES HEREOF.

           15.5. NOTICES. ALL NOTICES, REPORTS, ANNUAL ACCOUNTS AND OTHER COMMUNICATIONS FROM THE TRUSTEE TO THE COMPANY, THE ACCOUNT PARTY, THE NAMED FIDUCIARY, ADMINISTRATIVE COMMITTEE, INVESTMENT MANAGER, OR ANY OTHER PERSON SHALL BE DEEMED TO HAVE BEEN DULY GIVEN IF MAILED, POSTAGE PREPAID, OR DELIVERED IN HAND TO SUCH PERSON AT ITS ADDRESS APPEARING ON APPENDIX C. ALL DIRECTIONS, NOTICES, STATEMENTS, OBJECTIONS AND OTHER COMMUNICATIONS TO THE TRUSTEE SHALL BE DEEMED TO HAVE BEEN GIVEN WHEN MAILED, POSTAGE PREPAID OR DELIVERED IN HAND TO ITS ADDRESS APPEARING ON APPENDIX C.
           15.6. PLAN DOCUMENTS. THE ACCOUNT PARTY SHALL PROVIDE THE TRUSTEE WITH COMPLETE, CURRENT COPIES OF THE PLAN AND THE MOST RECENT TAX QUALIFICATION LETTER RELATIVE THERETO. THE TRUSTEE SHALL BE ENTITLED TO RELY UPON THE ACCOUNT PARTY'S ATTENTION TO THIS OBLIGATION AND SHALL BE UNDER NO DUTY TO INQUIRE OF ANY PERSON AS TO THE EXISTENCE OF ANY DOCUMENTS NOT PROVIDED HEREUNDER.
           15.7. NO WAIVER; RESERVATION OF RIGHTS. THE RIGHTS, REMEDIES, PRIVILEGES AND IMMUNITIES EXPRESSED HEREIN ARE CUMULATIVE AND ARE NOT EXCLUSIVE, AND THE TRUSTEE AND THE COMPANY SHALL BE ENTITLED TO CLAIM ALL OTHER RIGHTS, REMEDIES, PRIVILEGES AND IMMUNITIES TO WHICH THEY EACH MAY BE ENTITLED UNDER APPLICABLE LAW.
           15.8. DESCRIPTIVE HEADINGS. THE CAPTIONS IN THIS AGREEMENT ARE SOLELY FOR CONVENIENCE OF REFERENCE AND SHALL NOT DEFINE OR LIMIT THE PROVISIONS HEREOF.
           15.9. SPENDTHRIFT PROVISION. EXCEPT AS MAY BE REQUIRED BY LAW, NO INTEREST OR CLAIM OF INTEREST OF ANY KIND OF ANY PARTICIPANT IN THE PLAN UNDER THE PROVISIONS OF THIS TRUST IS ASSIGNABLE, NOR MAY ANY SUCH INTEREST OR CLAIM BE SUBJECT TO GARNISHMENT, ATTACHMENT, EXECUTION OR LEVY OF ANY KIND, AND NO ATTEMPT TO TRANSFER, ASSIGN, PLEDGE OR OTHERWISE ENCUMBER OR DISPOSE OF SUCH INTEREST BY ACT OF THE PERSON INVOLVED OR BY OPERATION OF LAW WILL BE RECOGNIZED.

                                   ARTICLE XVI
                             UNDERTAKING BY COMPANY
           16.1. UNDERTAKING. IN CONSIDERATION OF BANKERS' AGREEING TO ENTER INTO THIS AGREEMENT, THE COMPANY HEREBY AGREES TO HOLD HARMLESS BANKERS, INDIVIDUALLY AND AS TRUSTEE, AND BANKERS' DIRECTORS, OFFICERS, AND EMPLOYEES, FROM AND AGAINST ALL AMOUNTS, INCLUDING WITHOUT LIMITATION TAXES, EXPENSES (INCLUDING REASONABLE COUNSEL FEES), LIABILITIES, CLAIMS, DAMAGES, ACTIONS, SUITS OR OTHER CHARGES, INCURRED BY OR ASSESSED AGAINST BANKERS, INDIVIDUALLY OR AS TRUSTEE, OR ITS DIRECTORS, OFFICERS OR EMPLOYEES (I) AS A DIRECT OR INDIRECT RESULT OF ANY ACT OR OMISSION OF ANY PREDECESSOR TRUSTEE, OTHER THAN BANKERS, OR FIDUCIARY APPOINTED UNDER THE PLAN; (II) AS A DIRECT OR INDIRECT RESULT OF ANYTHING DONE IN GOOD FAITH, OR ALLEGED TO HAVE BEEN DONE, BY OR ON BEHALF OF BANKERS IN RELIANCE UPON THE DIRECTIONS OF ANY INVESTMENT MANAGER, THE ADMINISTRATIVE COMMITTEE, THE COMPANY, OR THE NAMED FIDUCIARY, OR ANYTHING OMITTED TO BE DONE IN GOOD FAITH, OR ALLEGED TO HAVE BEEN OMITTED, IN THE ABSENCE OF SUCH DIRECTIONS, OR (III) AS A DIRECT OR INDIRECT RESULT OF THE FAILURE OF THE COMPANY, THE ADMINISTRATIVE COMMITTEE, OR THE NAMED FIDUCIARY, DIRECTLY OR INDIRECTLY, TO ADEQUATELY, CAREFULLY AND DILIGENTLY DISCHARGE ITS FIDUCIARY RESPONSIBILITIES WITH RESPECT TO THE PLAN. THE CHOICE OF COUNSEL TO DEFEND BANKERS UNDER THIS INDEMNITY SHALL BE MADE BY THE COMPANY, BUT SUCH COUNSEL SHALL BE REASONABLY ACCEPTABLE TO BANKERS.
           16.2. LIMITATION ON UNDERTAKING. ANYTHING HEREINABOVE TO THE CONTRARY NOTWITHSTANDING, THE COMPANY SHALL HAVE NO RESPONSIBILITY TO BANKERS UNDER
SECTION 16.1 (II) OR (III) IF BANKERS KNOWINGLY PARTICIPATED IN OR KNOWINGLY CONCEALED ANY ACT OR OMISSION OF ANY PERSON DESCRIBED THEREIN KNOWING THAT SUCH ACT OR OMISSION CONSTITUTED A BREACH OF SUCH PERSON'S FIDUCIARY RESPONSIBILITIES, OR IF BANKERS FAILS TO PERFORM ANY OF THE DUTIES SPECIFICALLY UNDERTAKEN BY IT UNDER THE PROVISIONS OF THIS AGREEMENT IN THE MANNER HEREIN PROVIDED, OR OTHERWISE IMPOSED UPON IT UNDER SECTION 405 OF ERISA, OR IF BANKERS FAILS TO ACT IN CONFORMITY WITH DULY GIVEN AND AUTHORIZED DIRECTIONS HEREUNDER.

           16.3. WAIVER OF DEFENSE. THE COMPANY EXPRESSLY WAIVES AND SHALL BE FOREVER ESTOPPED FROM ASSERTING AS A DEFENSE AGAINST BANKERS, OR ANY OF ITS DIRECTORS, OFFICERS OR EMPLOYEES, IN ANY ACTION TO ENFORCE THIS UNDERTAKING THAT ANY ONE OF THEM FAILED TO DISCHARGE ANY OBLIGATION THAT HE, SHE, OR IT MAY HAVE IN FOLLOWING THE DIRECTIONS OF THE COMPANY, THE NAMED FIDUCIARY, OR ADMINISTRATIVE COMMITTEE, THE INVESTMENT MANAGER OR ANY PERSON DULY AUTHORIZED TO ACT FOR ANY OF THEM UNDER ARTICLE XIV.
           16.4. SURVIVAL OF UNDERTAKINGS. THE COMPANY FURTHER AGREES THAT THE UNDERTAKINGS MADE IN THIS ARTICLE XVI SHALL BE BINDING ON ITS SUCCESSORS OR ASSIGNS AND SHALL SURVIVE TERMINATION, AMENDMENT OR RESTATEMENT OF THIS AGREEMENT, OR THE RESIGNATION OR REMOVAL OF THE TRUSTEE, AND THAT THIS ARTICLE SHALL BE CONSTRUED AS A CONTRACT BETWEEN THE COMPANY AND THE TRUSTEE ACCORDING TO THE LAWS OF THE STATE OF NEW YORK IN EFFECT FROM TIME TO TIME.

           IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AGREEMENT TO BE EXECUTED BY THEIR RESPECTIVE OFFICERS THEREUNTO DULY AUTHORIZED AND THEIR CORPORATE SEALS TO BE HEREUNTO AFFIXED AND ATTESTED TO AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

(CORPORATE SEAL)                            SODEXHO MARRIOTT SERVICES,  INC.

ATTEST:

BY
  --------------------------
    TITLE:


  --------------------------
    TITLE:

(CORPORATE SEAL)                                 BANKERS TRUST COMPANY

ATTEST:

BY
  --------------------------
    TITLE:


  --------------------------
    TITLE:

STATE OF                               )
                                       ) SS.  :
COUNTY OF                              )


           ON THE _____ DAY OF ____________, 1998 BEFORE ME PERSONALLY CAME ________________________ TO ME KNOWN, WHO BEING BY ME DULY SWORN, DID DEPOSE AND SAY THAT HE/SHE RESIDES IN ___________________________; THAT HE/SHE IS THE _______________ OF SODEXHO MARRIOTT SERVICES, INC., THE CORPORATION DESCRIBED IN AND WHICH EXECUTED THE ABOVE INSTRUMENT; THAT HE/SHE KNOWS THE SEAL OF SAID CORPORATION; THAT THE SEAL AFFIXED TO SAID INSTRUMENT IS SUCH CORPORATE SEAL; THAT IT WAS SO AFFIXED BY ORDER OF THE BOARD OF DIRECTORS OF SAID CORPORATION, AND THAT HE/SHE SIGNED HIS/HER NAME THERETO BY LIKE ORDER.



                                        ---------------------------------
                                                   NOTARY PUBLIC




STATE OF NEW YORK                      )
                                       ) SS.  :
COUNTY OF NEW YORK                     )



           ON THE _____ DAY OF ____________, 1998, BEFORE ME PERSONALLY CAME _________________________ TO ME KNOWN, WHO BEING BY ME DULY SWORN, DID DEPOSE AND SAY THAT HE/SHE RESIDES IN __________________________________; THAT HE/SHE
IS A __________________________ OF BANKERS TRUST COMPANY, THE CORPORATION DESCRIBED IN AND WHICH EXECUTED THE ABOVE INSTRUMENT; THAT HE/SHE KNOWS THE SEAL OF SAID CORPORATION; THAT THE SEAL AFFIXED TO SAID INSTRUMENT IS SUCH CORPORATE SEAL; THAT IT WAS SO AFFIXED BY ORDER OF THE BOARD OF DIRECTORS OF SAID CORPORATION, AND THAT HE/SHE SIGNED HIS/HER NAME THERETO BY LIKE ORDER.



                                        ---------------------------------
                                                   NOTARY PUBLIC

                                   APPENDIX A


EFFECTIVE MARCH 27, 1998, THE FOLLOWING INVESTMENT FUNDS ARE AVAILABLE UNDER THE
PLAN:

                  STABLE VALUE FUND
                  BOND FUND
                  BALANCED FUND
                  STOCK FUND
                  MARRIOTT STOCK FUND (CLOSED TO NEW INVESTMENT DOLLARS
                    EFFECTIVE MARCH 27, 1998)
                  INTERNATIONAL STOCK FUND
                  T. ROWE PRICE NEW HORIZONS FUND
                  FIDELITY CONTRAFUND
                  T. ROWE PRICE MID-CAP GROWTH FUND
                  MORGAN STANLEY INSTITUTIONAL EQUITY GROWTH FUND
                  FRANKLIN TEMPLETON MUTUAL SHARES FUND - CLASS I
                  T. ROWE PRICE EQUITY INCOME FUND
                  COMMON STOCK FUND

                                   APPENDIX B


         THE TRUSTEE IS DIRECTED TO INVEST OR REINVEST CASH BALANCES RECEIVED FROM ANY OF THE FOLLOWING FUNDS INTO THE SAME FUND:

                  T. ROWE PRICE NEW HORIZONS FUND
                  FIDELITY CONTRAFUND
                  T. ROWE PRICE MID-CAP GROWTH FUND
                  MORGAN STANLEY INSTITUTIONAL EQUITY GROWTH FUND
                  FRANKLIN TEMPLETON MUTUAL SHARES FUND - CLASS I
                  T. ROWE PRICE EQUITY INCOME FUND

                                   APPENDIX C